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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ACCLAIM ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                                 38-2698904
-------------------------------------------  -----------------------------------
(State of Incorporation or Organization)              (I.R.S. Employer
                                                     Identification No.)

One Acclaim Plaza, Glen Cove, New York                       11542
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(Address of principal executive offices)                   (zip code)

If this form relates to the                  If the form relates to the
registration of a class of debt              registration of a class of debt
securities and is effective upon filing      securities and is to become effec-
pursuant to General                          tive simultaneously with the
Instruction A(c)(1) please check             effectiveness of a concurrent
the following box.   / /                     registration statement under the
                                             Securities Act of 1933 pursuant to
                                             General Instruction A(c)(2)
                                             please check the following box. / /

Securities Act registration statement file number to which this form relates:

                                  333-71211
                                  ---------
                               (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                              Name of Each Exchange on Which
to be so Registered                              Each Class is to be Registered
-------------------                              -------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock Purchase Warrants
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                                (Title of class)


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Item 1.       Description of Registrant's Securities to be Registered.
              --------------------------------------------------------

Reference is made to the description of the common stock purchase warrants contained in the Registrant's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on January 26, 1999 (File No. 333-71211) (the "Registration Statement"). The Registration Statement and all amendments thereto are hereby incorporated herein by this reference.

Item 2.       Exhibits.
              ---------

Exhibit 4.1 Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement).

Exhibit 4.2 Warrant Agreement between the Registrant and American Securities Transfer & Trust, Inc., as Warrant Agent (incorporated by reference to Exhibit 4.2 to the Registration Statement).

                                       2

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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                               ACCLAIM ENTERTAINMENT, INC.

                                               By /s/
                                                 -------------------------------
                                               Name:  Gregory E. Fischbach
                                               Title: Chief Executive Officer

Dated:  February 11, 1999

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                                  EXHIBIT INDEX

                                   Description
                                   -----------

Exhibit

4.1 Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement).

4.2 Warrant Agreement between the Registrant and American Securities Transfer & Trust, Inc., as Warrant Agent (incorporated by reference to Exhibit 4.2 to the Registration Statement).

                                       4